UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 11, 2023

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its annual meeting of shareholders (the “Annual Meeting”) on September 11, 2023. There were 95,613,625 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 88,301,866 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b)    The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Meenu Agarwal, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Philip G.J. McKoy, Ellen A. Rudnick, Neil A. Schrimsher and Donald J. Zurbay were elected directors of the Company to have terms expiring in 2024, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
John D. Buck	75,846,243	4,776,111	83,998	7,595,514
Meenu Agarwal	80,314,398	299,843	92,111	7,595,514
Alex N. Blanco	78,101,101	2,530,549	74,702	7,595,514
Jody H. Feragen	78,164,206	2,451,934	90,212	7,595,514
Robert C. Frenzel	78,698,100	1,923,399	84,853	7,595,514
Philip G.J. McKoy	80,231,542	376,599	98,211	7,595,514
Ellen A. Rudnick	78,139,126	2,495,841	71,385	7,595,514
Neil A. Schrimsher	78,659,914	1,968,980	77,458	7,595,514
Donald J. Zurbay	78,609,088	2,005,887	91,377	7,595,514

Proposal No. 2 : Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
75,749,762	4,755,850	200,740	7,595,514

Proposal No. 3: Advisory Vote on Frequency of Shareholder Votes on Executive Compensation.

The advisory proposal concerning whether shareholder votes on executive compensation shall be held every one, two or three years received voting results as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
76,157,248	42,632	4,411,732	94,740	7,595,514

Proposal No. 4: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the selection of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 27, 2024 was approved. The results of the vote were as follows:

For	Against	Abstain
85,684,867	2,537,470	79,529

(d)    On September 12, 2023, the Company’s Board of Directors decided, in light of the above-referenced vote on Proposal 3, that it will include a shareholder vote on executive compensation in its proxy materials every one year until the next required vote on frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 13, 2023	By:	/s/ Les B. Korsh
Les B. Korsh
Chief Legal Officer and Corporate Secretary